                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) December 25, 1995



     LEHMAN ABS CORPORATION (as depositor under the Pooling and Servicing Agreement dated as of November 1, 1995, providing for the issuance of the Lehman FHA Title I Loan Trust 1995-6, FHA Title I Loan Asset
                     Backed Certificates, Series 1995-6)



                            LEHMAN ABS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                      33-98594            13-3447441
(STATE OR OTHER JURISDICTION       (COMMISSION         (I.R.S. EMPLOYER
OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)



Three World Financial Center
200 Vesey Street
New York, New York                                10285
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (Zip Code)



Registrant's telephone number, including area code: (212) 298-2000

ITEM 5.   OTHER EVENTS

     Attached hereto are copies of the Monthly Certificateholder Reports to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

Exhibits

Exhibit 1: Monthly Certificateholder Report to the Certificateholders, dated as of December 25, 1995.

Exhibit 2:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of January 25, 1996.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         First Bank National Association, not in its individual capacity but solely as Trustee.




                         By: /s/ Tina Hatfield
                             ____________________________________________
                             Tina Hatfield
                             Assistant Vice President




Date:     February 15, 1995

                                EXHIBIT INDEX

EXHIBIT INDEX
                                                                 Sequential
                           Document                             Page Number

Exhibit 1:  Monthly Certificateholder Report to the
Certificateholders dated as of December 25, 1995.                    5

Exhibit 2:  Monthly Certificateholder Report to the
Certificateholders dated as of January 25, 1996                      10

                                      4

                                FHA TITLE I LOAN ASSET-BACKED CERTIFICATES             Exhibit 1
                                             SERIES 1995-6
                                      CERTIFICATEHOLDER   REPORT
                                     DISTRIBUTION DATE: 12/25/95
FACTORS  (Per $1,000 Of Original Certificate Balance)

                                                                                                Ending
                                       Original        Interest       Principal            Certificate
                        CUSIP       Certificate    Distribution    Distribution                Balance
         Class          Number         Balance          Factor          Factor                 Factor
         A-1        525177AK7     68,600,000.00      5.56666662     17.18309869           982.81690131
         A-2        525177AL5     32,340,000.00      5.52500000      0.00000000          1,000.0000000
         A-3        525177AM3     42,140,000.00      5.56666659      0.00000000          1,000.0000000
         A-4        525177AN1     12,740,000.00      5.88333359      0.00000000          1,000.0000000
         A-5        525177AP6     49,221,000.00      6.10000000      0.00000000          1,000.0000000
           S             None    135,997,026.18      0.41041669      __________         1,416.36864548
                                          /(a)/







       INTEREST
                                                           Monthly               Interest        Current
                             Interest     Interest On      Interest Interest     Distribution    Interest
             Certificate     Carryover    Carryover   Distributable Distribution                Carryover
     Class          Rate     Shortfall    Shortfall        Amount               Payment        Shortfall
       A-1      6.68000%           0.00         0.00    381,873.33  381,873.33    381,873.33       0.00
       A-2      6.63000%           0.00         0.00    178,678.50  173,678.50    178,678.50       0.00
       A-3      6.68000%           0.00         0.00    234,579.33  234,579.33    234,579.33       0.00
       A-4      7.06000%           0.00         0.00     74,953.67   74,953.67     74,953.67       0.00
       A-5      7.32000%           0.00         0.00    300,248.10  300,248.10    300,248.10       0.00
         S      0.49250%           0.00         0.00     55,815.45   55,815.45     55,815.45       0.00

     Total                         0.00         0.00  1,226,148.38 1,226,148.38 1,226,148.38       0.00








       PRINCIPAL
                            Outstanding   Monthly/(b)/                                                Current
               Beginning      Principal    Principal                  Principal       Ending          Principal
             Certificate      Carryover Distributable     Principal Distribution     Certificate      Carryover
     Class       Balance      Shortfall   Amount       Distribution      Payment     Balance          Shortfall
       A-1    68,600,000.00   0.00       1,178,760.57   1,178,760.57    1,178,760.57   67,421,239.43  0.00
       A-2    32,340,000.00   0.00         0.00           0.00            0.00         32,340,000.00  0.00
       A-3    42,140,000.00   0.00         0.00           0.00            0.00         42,140,000.00  0.00
       A-4    12,740,000.00   0.00         0.00           0.00            0.00         12,740,000.00  0.00
       A-5    49,221,000.00   0.00         0.00           0.00            0.00         49,221,000.00  0.00
         S   135,997,026.18    __           __             __              __         192,621,923.76  0.00
   Total     205,041,000.00   0.00       1,178,760.57   1,178,760.57    1,178,760.57  203,862,239.43  0.00







         DISTRIBUTIONS                            OTHER INFORMATION
FHA Premium Account Deposit                  0.00     Defaulted Loans During The Related Due Period     0.00
Master Servicer Fee                     13,599.70
Master Servicer Reimbursement                0.00     Principal Balance Of All Defaulted
Trustee Fee                              3,487.10     Mortgage Loan                                     0.00
Priority Expenses                            0.00     Cram Down Losses                                  0.00
Class Interest Distribution          1,226,148.38     Excess Interest Paid As Principal                 0.00
Amounts Owing to Certificate Insurer    30,756.15     Required OC Amount                               2.00%
Class A Principal Distribution       1,178,760.57     Overcollateralization Prior to
Class A Guaranteed Principal                          Allocation of Distributable Excess Spread 4,185,157.88
Distribution Amt                             0.00     Actual Overcollateralization              4,185,157.88
Successor Master Servicer Fee                0.00     Required Overcollateralization            4,184,523.16
Other Fee                                    0.00     Beginning Collateral Balance            135,997,026.18
Class R Distribution                 5,888,744.44     Ending Collateral Balance               192,621,923.76

Total Distribution Amount            3,041,496.34
0

/(a)/ The Class S Notional Amount as of the Cut-off Date;
/(b)/ Includes Guaranteed Principal, if any

                         MASTER SERVICER CERTIFICATE
                      FHA TITLE I HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6

**************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title I Loans) (the "Agreement") dated as of November 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone as Seller. Norwest Bank Minnesota, N.A., as Master Servicer and Claims Administrator. First Bank National Association as Trustee and Coast Partners Acceptance Corporation as Contract of Insurance Holder, the following data for the December 26, 1995 Distribution Date is being presented to the Trustee for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  November 1, 1995 - November 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received

Interest:

Ending Aggregate Principal Balance
of Mortgage Loans as of the preceding
Distribution Date:                                            $135,997,026.18
                                                            --------------

Less: Total Amount of Defaulted Mortgage Loans:
Adjusted Beginning Aggregate Principal Balance:               $             0
                                                            --------------

Interest due on Mortgage Loans during
the preceding Due Period:                                     $  1,454,100.94
                                                            --------------

Interest collected on Mortgage Loans during
the preceding Due Period:                                     $  1,344,225.01
                                                            --------------

Principal:

Regular Installments                                           $   457,028.72
                                                             -------------

Curtailments                                                   $    77,356.09
                                                             -------------

Full Prepayments                                                $  644,375.76
                                                              ------------

Adjustments to Prepayments                                      $           0
                                                              ------------

Foreclosures (Claim Funds Received) Other:
See Explanation                                                 $           0
                                                              ------------

Total Principal Collections:                                    $1,178,760.57
                                                              ------------

Defective Mortgage Loans Purchased by Keystone
as of the November 30, 1995      Monthly Cutoff
          ---------------------

(i)  100% of the Principal Balance of
     such Defective Loans:                                                  0
                                                              ------------

(ii) Unpaid accrued interest for such
     Defective Mortgages:                                                   0
                                                              ------------

Mortgage Loans Purchased by Master Servicer as of
the November 30, 1995        Monthly Cutoff:
    -----------------

(i)  100% of the Principal Balance of
     Mortgage Loans with Rejected Claims:                                   0
                                                             -------------

(ii) Unpaid Accrued Interest for such Mortgage Loans
     with Rejected Claims:                                                  0
                                                             -------------


Amounts received from Keystone upon
optional termination:

(i)  100% of the Principal Balance of
     such Defective Loans:                                                  0
                                                             -------------

(ii) Unpaid Accrued Interest                                                0
                                                             -------------

(iii)     Fair Market Value of Pending FHS Claims
     as determined by Independent Appraiser.                                0
                                                             -------------

(iv) Fair Market Value of Foreclosed
     Properties as determined by Independent
     Appraiser.                                                             0
                                                             -------------

TOTAL DISTRIBUTION AMOUNT:                                       2,671,943.35
                                                             -------------

     Prime          $  1,050,422.28
                    ---------------

     Empire Funding $  1,368,565.93
                    ---------------

     Compu Link     $    154,518.63
                    ---------------

     City Mortgage  $     98,436.60
                    ---------------


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period            33,343,300.00
                                                              ------------
     FHA Claims paid                                                        0
                                                              ------------

     FHA Insurance Reduction/Additions                                      0
                                                              ------------

     FHA Insurance Coverage Balance - End of due Period         33,343,300.00
                                                              ------------

     FHA Claims Field                                                       0
                                                              ------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                       0
                                                              ------------

     Cumulative Default Percentage                                          0
                                                              ------------

     30 Day + Delinquency Percentage                                  1.3049%
                                                              ------------

     60 Day + Delinquency Percentage                                  0.0369%
                                                              ------------

DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                                  0
                                                              ------------

     Recoveries on Defaulted Loans during the prior Due Period (Current):  0
                                                              ------------

     Amounts, if any received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):                    0
                                                              ------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                       0
                                                              ------------

     Remaining defaulted loan balance reflecting all
        collections received (losses)                                       0
                                                              ------------

     Total loans to be foreclosed
         (see attached)                                                     0
                                                              ------------

     Interest Received

     Principal Received

     Claim Funds

     Foreclosure Funds
     Other


OTHER

     FHA Premium Account Deposit:                                           0
                                                             -------------

     FHA Premiums Collected on Invoiced Loans:                      36,081.93
                                                             -------------

     FHA Premiums and Ohter Charges Due:                                    0
                                                             -------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                         21,754.50
                                                             -------------

     FHA Premium Account Balance:                                           0
                                                             -------------

     Master Servicer Fee:                                           13,599.70
                                                             -------------

     Total Advances made by Master Servicer with respect to Distribution Date:

     Interest Advances:                                                     0
                                                             -------------

     Foreclosure Advances:                                                  0
                                                             -------------

     FHA Claim Expense:                                                     0
                                                             -------------

     Cumulative Advances made by Master Servicer:

     Interest Advances:                                            112,875.93
                                                             -------------

     Foreclosure Advances:
                                                             -------------

     FHA Claim Expense:                                                     0
                                                             -------------


     Advances made by Master Servicer
     entitled to reimbursement:

     Amount of Interest Advances
     to be reimbursed from unrelated
     Mortgage Loans:                                                        0
                                                            --------------

     Foreclosure Advances:                                                  0
                                                            --------------

     FHA Claim Expenses                                                     0
                                                            --------------

     Unpaid Principal Balance - Current Loans                  133,001,154.10
                                                            --------------


     Total Unpaid Principal Balance                            134,818,265.61
                                                            --------------

     Trustee Fee                                                     2,266.62
                                                            --------------



Certificate Provided By:                                   Date:  ___________
                          ------------------------

                             FHA TITLE I LOAN ASSET-BACKED CERTIFICATES                     Exhibit 2
                                             SERIES 1995-6
                                      CERTIFICATEHOLDER   REPORT
                                      DISTRIBUTION DATE: 1/25/96

FACTORS  (Per $1,000 Of Original Certificate Balance)

                                                                                                Ending
                                       Original        Interest       Principal            Certificate
                        CUSIP       Certificate    Distribution    Distribution                Balance
       Class           Number           Balance          Factor          Factor                 Factor
         A-1        525177AK7     68,600,000.00      5.47101414     23.33484373           959.48205758
         A-2        525177AL5     32,340,000.00      5.52500000      0.00000000         1,000.00000000
         A-3        525177AM3     42,140,000.00      5.56666659      0.00000000         1,000.00000000
         A-4        525177AN1     12,740,000.00      5.88333359      0.00000000         1,000.00000000
         A-5        525177AP6     49,221,000.00      6.10000000      0.00000000         1,000.00000000
           S             None    135,997,026.18      0.58130131             ___         1,518.20780865
                                          /(a)/






       INTEREST
                                                           Monthly                               Current
                               Interest  Interest On      Interest                  Interest      Interest
             Certificate      Carryover    Carryover   Distributable    Interest      Distribution   Carryover
     Class          Rate      Shortfall    Shortfall        Amount  Distribution      Payment    Shortfall
       A-1      6.68000%           0.00     0.00        375,311.57    375,311.57      375,311.57      0.00
       A-2      6.63000%           0.00     0.00        178,678.50    178,678.50      178,678.50      0.00
       A-3      6.68000%           0.00     0.00        234,579.33    234,579.33      234,579.33      0.00
       A-4      7.06000%           0.00     0.00         74,953.67     74,953.67       74,953.67      0.00
       A-5      7.32000%           0.00     0.00        300,248.10    300,248.10      300,248.10      0.00
         S      0.49250%           0.00     0.00         79,055.25     79,055.25       79,055.25      0.00

     Total                         0.00     0.00      1,242,826.42   1,242,826.42   1,242,826.42      0.00






       PRINCIPAL
                              Outstanding      Monthly/(b)/                                                    Current
               Beginning      Principal        Principal                         Principal      Ending         Principal
             Certificate      Carryover        Distributable    Principal        Distribuition  Certificate    Carryover
     Class       Balance      Shortfall        Amount        Distribution      Payment        Balance        Shortfall
       A-1  67,421,239.43     0.00            1,600,770.28  1,600,770.28      1,600,770.28     65,820,469.15   0.00
       A-2  32,340,000.00     0.00                    0.00          0.00              0.00     32,340,000.00   0.00
       A-3  42,140,000.00     0.00                    0.00          0.00              0.00     42,140,000.00   0.00
       A-4  12,740,000.00     0.00                    0.00          0.00              0.00     12,740,000.00   0.00
       A-5  49,221,000.00     0.00                    0.00          0.00              0.00     49,221,000.00   0.00
         S 192,621,923.76      __                      __            __                __     206,471,747.10    __

     Total 203,862,239.43     0.00            1,600,770.28  1,600,770.28              0.00    202,261,469.15   0.00





DISTRIBUTIONS                                             OTHER INFORMATION
FHA Premium Account Deposit                        0.00 Defaulted Loans During The Related Due
Master Servicer Fee                           19,262.19 Period                                       24,977.90
Master Servicer Reimbursement                      0.00 Principal Balance of All Defaulted
Trustee Fee                                    3,467.46 Mortgage Loan                                     0.00
Priority Expenses                                  0.00 Cram Down Losses                                  0.00
Class Interest Distribution                1,242,826.42 Excess Interest Paid As Principal            24,977.90
Amounts Owing to Certificate Insurer          31,598.65 Required OC Amount                                2.00%
Class A Principal Distribution             1,600,770.28 Overcollateralization Prior to
Class A Guaranteed Principal                            Allocation of
Distribution Amt                                   0.00  Distributable Excess Spread              4,210,277.95
Successor Master Servicer Fee                      0.00 Actual Overcollateralization              4,210,277.95
Other Fee                                          0.00 Required Overcollateralization            4,184,523.16
Class R Distribution                         933,709.67 Beginning Collateral Balance            192,621,923.76
                                                        Ending Collateral Balance               206,471,747.10

Total Distribution Amount                  3,831,634.67


/(a)/ The Class S Notional Amount as of the Cut-off Date;
 /(b)/ Includes Guaranteed Principal, if any

                         MASTER SERVICER CERTIFICATE
                      FHA TITLE I HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6

  **************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title I Loans) (the "Agreement") dated as of November 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, as Seller. Norwest Bank Minnesota, N.A., as Master Servicer and Claims Administrator. First Bank National Association as Trustee and Coast Partners Acceptance Corporation as Contract of Insurance Holder, the following data for the January 25, 1996 Distribution Date is being presented to the Trustee for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  December 1, 1995 - December 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received

     Interest:

     Ending Aggregate Principal Balance
     of Mortgage Loans as of the preceding
     Distribution Date:                                       $192,621,924.17
                                                            --------------

     Less:  Total Amount of Defaulted Mortgage Loans:         $             0
                                                            --------------

     Adjusted Beginning Aggregate Principal Balance:          $192,621,924.17
                                                            --------------

     Interest due on Mortgage Loans during
     the preceding Due Period:                                $  2,038,942.75
                                                            --------------

     Interest collected on Mortgage Loans during

     the preceding Due Period:                                $  1,906,624.32
                                                            --------------

     Principal:

     Regular Installments                                      $   402,668.28
                                                             -------------

     Curtailments                                              $    88,669.66
                                                             -------------

     Full Prepayments                                         $  1,055,210.99
                                                            --------------

     Adjustments to Prepayments                                 $           0
                                                              ------------

     Foreclosures (Claim Funds Received)/Other:  See Explanation$           0
                                                              ------------

     Total Principal Collections:                            $1,546,548.93
                                                              ------------
Defective Mortgage Loans Purchased by Keystone
as of the December 31, 1995      Monthly Cutoff
          ---------------------

(i)  100% of the Principal Balance of
     such Defective Loans:                                        $ 29,243.45
                                                      --------------------

(ii) Unpaid accrued interest for such
     Defective Mortgages:                                         $  1,464.88
                                                      --------------------

Mortgage Loans Purchased by Master Servicer as of
the December 31, 1995        Monthly Cutoff:
    ------------------------

(i)  100% of the Principal Balance of
     Mortgage Loans with Rejected Claims:                                   0
                                                             -------------

(ii) Unpaid Accrued Interest for such Mortgage Loans
     with Rejected Claims:                                                  0
                                                             -------------

Amounts received from Keystone upon
optional termination:

(i)  100% of the Aggregate Principal Balance
     for Mortgage Loan:                                                     0
                                                             -------------

(ii) Unpaid Accrued Interest:                                               0
                                                             -------------

(iii)     Fair Market Value of Pending FHA Claims
     as determined by Independent Appraiser:                                0
                                                             -------------

(iv) Fair Market Value of Foreclosed
     Properties as determined by Independent
     Appraiser:                                                             0
                                                             -------------

TOTAL DISTRIBUTION AMOUNT:                                       3,636,862.97
                                                             -------------

     Prime               $    1,411,147.53
                         -----------------

     Empire Funding      $    1,772,554.78
                         -----------------

     Compu Link          $      391,283.32
                         -----------------

     City Mortgage       $       61,877.34
                         -----------------


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period            33,343,300.00
                                                              ------------
     FHA Claims paid                                                        0
                                                              ------------

     FHA Insurance Reduction/Additions                                      0
                                                              ------------

     FHA Insurance Coverage Balance - End of Due Period         33,343,300.00
                                                              ------------

     FHA Claims Filed                                                       0
                                                              ------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                  .0065%
                                                         -----------------

     Cumulative Default Percentage                                          0
                                                              ------------

     30 Day + Delinquency Percentage                                  1.9418%
                                                              ------------

     60 Day + Delinquency Percentage                                  0.2111%
                                                              ------------

DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                          24,977.90
                                                      --------------------

     Recoveries on Defaulted Loans during the prior Due Period (Current):   0
                                                              ------------

     Amounts, if any received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan

     or Foreclosed Property from the Trust (Cumulative):                    0
                                                              ------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                       0
                                                              ------------

     Remaining defaulted loan balance reflecting all
     collections received (losses)                                          0
                                                              ------------

     Total loans to be foreclosed
     (see attached)                                                         0
                                                              ------------

     Interest Received

     Principal Received

     Claim Funds

     Foreclosure Funds

     Other


OTHER

     FHA Premium Account Deposit:                                           0
                                                             -------------

     FHA Premiums Collected on Invoiced Loans:                      51,371.29
                                                             -------------

     FHA Premiums and Other Charges Due:                                    0
                                                             -------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                          4,680.62
                                                              ------------

     FHA Premium Account Balance                                            0
                                                             -------------

     Master Servicer Fee:                                           19,262.19
                                                             -------------

     Total Advances made by Master Servicer with respect to Distribution Date:

     Interest Advances:                                            132,318.43
                                                             -------------

     Foreclosure Advances:                                                  0
                                                             -------------

     FHA Claim Expense:                                                     0
                                                             -------------

     Cumulative Advances made by Master Servicer:

     Interest Advances:                                            245,194.36
                                                             -------------

     Foreclosure Advances:                                                  0
                                                             -------------

     FHA Claim Expense:                                                     0
                                                             -------------

     Advances made by Master Servicer
     entitled to reimbursement:

     Amount of Interest Advances
     to be reimbursed from unrelated
     Mortgage Loans:                                                        0
                                                            --------------

     Foreclosure Advances:                                                  0
                                                            --------------

     FHA Claim Expenses                                                     0
                                                            --------------

     Unpaid Principal Balance - Current Loans                  187,304,949.55
                                                            --------------

     Total Unpaid Principal Balance                            191,075,375.24
                                                            --------------

     Trustee Fee                                                     3,210.37
                                                            --------------


Certificate Provided By:  /s/ Marianna Sterschic                Date: 1/18/96
                          ----------------------              ------------
                                      14